SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   OCTOBER 24, 1995

                       CADMUS COMMUNICATIONS CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Virginia                   0-12954                 54-1274108
(State or Other Jurisdiction       (Commission            (I.R.S. Employer
     of Incorporation)             File Number)          Identification No.)


                       6620 WEST BROAD STREET, SUITE 500
                            RICHMOND, VIRGINIA 23230
                    (Address of Principal Executive Offices)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE
                                 (804) 287-5680

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ITEM 5.   OTHER EVENTS.

On October 24, 1995, Cadmus Communications Corporation issued the press release attached hereto as Exhibit 99.1 with respect to fiscal year 1996 first quarter earnings.


ITEM 7.   EXHIBIT.

     Exhibit 99.1        Press Release
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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on October 24, 1995.


                              CADMUS COMMUNICATIONS CORPORATION


                              By:  /s./ C. STEPHENSON GILLISPIE, JR.
                                   C. Stephenson Gillispie, Jr.
                                   Chairman of the Board, President,
                                   and Chief Executive Officer
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                               EXHIBIT INDEX


     EXHIBIT                                           PAGE


99.1 Press Release
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